UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2010

Innovative Food Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-9376	20-1167761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3845 Beck Blvd., Suite 805, Naples, Florida	34114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 17, 2010 we received a copy of a fully executed Vendor Program Agreement between Food Innovations, Inc., our wholly-owned subsidiary, and U.S. Foodservice, Inc.  The Agreement establishes our subsidiary as an authorized vendor of U.S. Foodservice.  The term of the Agreement is from January 1, 2010 through December 31, 2012 and provides for up to three (3) automatic annual renewals thereafter if no party gives the other 30 days notice of its intent not to renew.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 10.1	Agreement between Food Innovations, Inc. and U.S. Foodservice, Inc., effective as of January 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Date: February 23, 2010	By:	/s/ Sam Klepfish
Sam Klepfish, CEO

Exhibit Index

Exhibit 10.1	Agreement between Food Innovations, Inc. and U.S. Foodservice, Inc., effective as of January 1, 2010